EXHIBIT 99.2


                            ASSET PURCHASE AGREEMENT

           This Asset Purchase Agreement ("Agreement") is made this 28th day of June, 2002 by and between FCCC Holding Company, LLC, a limited liability company duly organized under the laws of the State of Connecticut ("Buyer"), The First Connecticut Capital Corporation, a corporation duly organized under the laws of the State of Connecticut ("Seller" or "Company").

           WHEREAS Seller is the owner of certain assets used in connection with the operation of its business; and

           WHEREAS, the members and managers of Buyer are or have been current officers and directors of the Seller and are familiar with the management and operations of the Seller; and

           WHEREAS Buyer desires to purchase the hereinafter described assets of Seller pursuant to the terms and conditions set forth herein; and

           WHEREAS Seller desires to sell and transfer such assets to Buyer pursuant to the terms and conditions set forth herein:

           NOW, THEREFORE, for and in consideration of the premises and mutual promises and covenants hereinafter contained, it is agreed between Buyer and Seller as follows:

           1.        PURCHASE AND SALE OF ASSETS

           Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined) Seller shall sell, convey, assign, transfer and deliver to Buyer, and Buyer shall purchase and acquire from Seller, all of Seller's right, title and interest in, to and under those assets set forth in Schedule 1(a) (the "Assets"), attached hereto and deemed a part hereof.




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           2.       EFFECTIVE TIME. The transaction contemplated by this
Agreement shall become effective as of 10 a.m. on the Closing Date, as defined hereinbelow, at which time the risk of loss with respect to the Assets shall pass to Buyer.

           3.        PURCHASE PRICE.

           As consideration for the Assets being purchased hereby, Buyer shall

           (a) Pay to Seller on the Closing Date, by bank or certified check or by wire transfer of funds in an e aggregate sum equal to the Fair Market Value of the Assets, as determined by an independent appraiser (the "Purchase Price");

           (b) Assume all of the liabilities of the Seller, including, but not limited to those as set forth and described on Schedule 3(b) (the "Liabilities") attached hereto and made a part hereof and indemnify and hold Seller harmless with respect thereto;

           (c) Assume and agree to satisfy, when due, all of the Seller's duties and obligations under and with respect to those certain contracts and agreements, set forth on Schedule 3(c) (the "Contracts"), attached hereto and made a part hereof and indemnify and hold Seller harmless with respect thereto; and

           (d) Assume and agree to discharge, when due, all debts, duties, liabilities and obligations of the Seller to the Seller's employees, including, but not limited to those listed on Schedule 3(d) attached hereto and made a part hereof as a result of their employment and any employment, benefit or compensation arrangement between such employees and the Seller (collectively, the "Employment Obligations") and indemnify and hold Seller harmless with respect thereto and execute any and all documents and instruments as may be reasonably necessary to effectuate the assumption of liabilities and indemnification of Seller set forth in Section 5.2.1 hereinbelow.

           4.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER.

           4.1 REPRESENTATIONS AND WARRANTIES. Seller represents and warrants as follows:

           4.1.1 EXISTENCE/AUTHORIZATION. Seller is a corporation duly organized and validly existing under the laws of the State of Connecticut

           4.1.2 CORPORATE POWER. The Seller has full power and authority to execute and deliver this Agreement and such other agreements and instruments to be executed and delivered by it pursuant hereto, and, subject to shareholder approval, to consummate the transactions contemplated hereby and thereby. All corporate acts and other proceedings required to be taken by or on the part of Seller to authorize it to execute, deliver and perform this Agreement and such other agreements, instruments and transactions contemplated hereby have been duly and properly taken, subject only to shareholder approval.

           4.1.3 BINDING OBLIGATION; GOVERNMENTAL CONSENTS. This Agreement has been duly executed and delivered by Seller, and such other agreements and instruments contemplated hereby when duly executed and delivered by Seller will constitute, legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, subject to shareholder approval as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to any equitable principles limiting the right to obtain specific performance of certain obligations of Seller hereunder and thereunder. All consents of governmental and other regulatory authorities and of other parties required to be received by or on the part of Seller to enable it to enter into and carry out this Agreement and the transactions contemplated hereby have been obtained or shall be obtained prior to Closing. Without limiting the foregoing, Seller has made or shall make prior to Closing, all such filings and submissions which may be required under applicable law for Seller to consummate the transactions contemplated hereby. Neither the execution and delivery of this Agreement nor the consummation by Seller of the transactions contemplated hereby will (i) violate or conflict with any of the provisions of the Articles of Incorporation or By-laws of Seller; or
(ii) to Seller's knowledge, violate or constitute a default under any note, bond, mortgage, indenture, contract, agreement, license or other instrument or any order, judgment or ruling of any governmental authority to which Seller is a party or by which any of their respective properties are bound. Other than the approval of Seller's shareholders, to Seller's knowledge, no other consent, approval, license, permit, or authorization of, or registration, declaration or filing with, any state or federal court, administrative agency or commission or other governmental authority or instrumentality, or of any other third party, is required to be obtained or made by Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than those that may be required solely by reason of Buyer's (as opposed to any third party's) participation in the transactions contemplated hereby.



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           4.1.4 STATEMENTS AS TO KNOWLEDGE. All representations and warranties of Seller set forth herein which are qualified as to knowledge are deemed to be made after diligent inquiry by each party making such representations and warranties.

           4.2 COVENANTS. Seller covenants as follows:

           4.2.1 REAL PROPERTY. Seller shall cooperate with Buyer subsequent to the Closing so as to permit and assist Buyer to assume the existing obligations of Seller with respect to the lease covering the Seller's facilities located at 1000 Bridgeport Avenue, Shelton, CT (the "Lease"), subject to Buyer arranging for Landlord's consent to the assignment by Seller to Buyer of said Lease and Landlord releasing Seller from any obligations thereunder.

           4.2.2 INTELLECTUAL PROPERTY. Seller shall cooperate with Buyer subsequent to Closing to perfect Buyer's right and interest to any such patents, trademarks, trade names, service marks, service names, copyrights and applications therefor, programs (including source codes and other documentation) and other intellectual property owned by or registered in the name of, or used in the business of, Seller (collectively, the "Intellectual Property") including the registration thereof.

           4.2.3 TAXES. At Buyer's request and provided Buyer provides Seller with the necessary funds, Seller shall make, on Buyer's behalf, all appropriate remittances in connection with all federal, state, local and foreign or other taxes (including franchise taxes or fees) and assessments, measured by income or otherwise, any Social Security taxes, any direct tax, withholding tax, payroll tax, any stamp taxes, sales or use taxes and capital taxes, and customs charges, including all interest, penalties and additions imposed upon Seller for any period prior to the Closing Date (collectively, the "Taxes") which were due, owing, accrued or payable by Seller, but unpaid prior to the date of the Closing.



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           4.2.4 NON-COMPETITION/NON-SOLICITATION. Seller shall not, directly or indirectly, for a period of one (1) year after the Closing Date, without prior express written consent of the Buyer:

                       (i) Be engaged in any work or other activity anywhere in the State of Connecticut (the "Territory"), or if the business is located in another jurisdiction, conduct in the Territory, whether as owner, stockholder, partner, consultant, employer, employee or otherwise, a real estate construction mortgage lending business (the "Business").
                     (ii) Either on behalf of itself or any other person, firm or company anywhere in the Territory, or if the business is located in another jurisdiction in the Territory, canvass or solicit business from or in any way interfere with any person, firm or company who shall at any time have been directly or indirectly a customer or customers of the Buyer or any of its affiliated companies with respect to the Business, nor
                     (iii) Employ, solicit or endeavor to entice away from the Buyer or any affiliated companies any person who is or was an employee of such company during the two (2) years immediately preceding the Closing Date.

           4.2.5 DECLARATION OF DIVIDEND. Not later than ninety (90) days subsequent to the Closing, the Company shall distribute to its stockholders in the form of a dividend all of its cash that exceeds the sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), after the payment of all costs, fees and expenses, billed or accrued, associated with the transactions contemplated and described by this Agreement and after provision for any unpaid obligations of the Seller arising prior to the Closing and excluding all cash derived from the sale of shares of the Company's Common Stock to Messrs Martin Cohen and Bernard Zimmerman and/or their affiliates (collectively, the "Investors"), as set forth and in described in that certain Stock Purchase Agreement between the Company and the Investors, of even date herewith, (the "Stock Purchase Agreement") provided that such dividend shall be payable only if it equals or exceeds fifteen cents ($.15) per outstanding share of Common Stock of the Company.

           4.2.6 CORPORATE NAME CHANGE. Immediately subsequent to the Closing, provided Seller's shareholders shall have approved, Seller will change its corporate name so that it no longer contains the words "First Connecticut Capital".



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           5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER.

           5.1 REPRESENTATIONS AND WARRANTIES. Buyer hereby represents and warrants to Seller as of the date hereof and at the Closing as follows:

           5.1.1 EXISTENCE. Buyer is a limited liability company duly organized and validly existing under the laws of the State of Connecticut. Buyer has the corporate power to own and operate its properties and to carry on its business as it is now being conducted.

           5.1.2 POWER AND AUTHORITY. Buyer has full legal power and authority to execute and deliver this Agreement and such other agreements and instruments to be executed and delivered by it pursuant hereto, and to consummate the transactions contemplated hereby and thereby. All acts and other proceedings required to be taken by or on the part of the Buyer to authorize it to execute, deliver and perform this Agreement and such other agreements, instruments and transactions contemplated hereby have been duly and properly taken.

           5.1.3 BINDING OBLIGATION; GOVERNMENTAL CONSENTS. This Agreement has been duly executed and delivered by Buyer and constitutes, and such other agreements and instruments when duly executed and delivered by Buyer will constitute, legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally from time to time in effect, and subject to any equitable principles limiting the right to obtain specific performance of certain obligations of Buyer hereunder and thereunder. All consents of governmental and other regulatory authorities and of other parties required to be received by or on the part of either Buyer or Seller to enable it to enter into and carry out this Agreement and the transactions contemplated hereby have been obtained. Without limiting the foregoing, Buyer and Seller each has made all such filings and submissions which may be required under applicable law for Buyer or Seller to consummate the transactions contemplated hereby. Neither the execution and delivery of this Agreement nor the consummation by Buyer of the transactions contemplated hereby will (i) violate or conflict with any of the provisions of the Articles of Incorporation or By-laws of Buyer; or (ii) violate or constitute a default under any note, bond, mortgage, indenture, contract, agreement, license or other instrument or any order, judgment or ruling of any governmental authority to which Buyer is a party or by which any of its properties are bound. No other consent, approval, license, permit, or authorization of, or registration, declaration or filing with, any state or federal court, administrative agency or commission or other governmental authority or instrumentality, or of any other third party, is required to be obtained or made by Buyer in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby other than those that may be required solely by reason of Seller's (as opposed to any third party's) participation in the transactions contemplated hereby, i.e. shareholder approval.



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           5.1.4 BROKERS/FINDERS. Neither Buyer nor any of Buyer's directors, employees or agents has employed any broker, finder, investment banker or other person and none of the foregoing has incurred any liability for any brokerage fees, commissions or finders' fees to any other parties in connection with the transactions contemplated hereby. Without limiting any other indemnification set forth herein, Buyer hereby indemnifies Seller and holds Seller harmless from and against any and all claims, liabilities and/or causes of action for any brokerage fees, commissions, finder's fees or the like arising out of the transactions contemplated hereby.

           5.2 COVENANTS. Buyer hereby covenants to Seller the following:

           5.2.1 ASSUMPTION OF AND INDEMNIFICATION WITH RESPECT TO LIABILITIES. Without limiting any other indemnification set forth herein, as of the Closing Date, Buyer shall take all steps necessary to terminate or assume and cause Seller to be released from, and shall indemnify, defend and hold Seller harmless from and against any and all debts, claims, liabilities, obligations, actions and/or damages, related to any event or circumstance which occurred at any time prior or subsequent to the Closing relating to:

                     (a) The Contracts;

                     (b) Any liabilities or obligations of any nature related to any event or circumstance which occurred at any time prior to the Closing, including but not limited to (i) as set forth or reflected on the Seller's fiscal year 2001 and 2002 audited balance sheets or described in notes therein, including but not limited to Seller's line of credit with Hudson United bank and any other loan, or credit facility of which Seller is a borrower, guarantor or obligor , (ii) as disclosed in this Agreement or the Schedules or Exhibits hereto, (iii) as related to any purchase contracts or orders for inventory in the ordinary course of business consistent with past practice, and (iv) as incurred in the ordinary course of business consistent with past practice or otherwise between March 31, 2002 and the Closing Date and not in violation of this Agreement (collectively, the "Disclosed Liabilities');

                     (c) The Taxes;

                     (d) Any partnership, joint venture or similar entity of which Seller is a member of or participant (collectively, the "Affiliated Entities") , for which Buyer or an affiliate of Buyer shall as of the Closing, be substituted for Seller with respect to such membership or participation, as the case may be, and obtain a release of Seller from each such entity;

                     (e) The Employment Obligations;

                     (f)  The Lease; and

                     (g) Any loan participations in which Seller is a party.


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           5.2.2 MINIMAL TANGIBLE NET WORTH. For the period commencing on the
Closing Date and terminating on the third anniversary of the Closing Date, Buyer shall maintain a tangible net worth of not less than $1,000,000 and, not later than sixty (60) days after the expiration of each six (6) month period following the Closing, provide an Officer's Certificate of Buyer attesting to compliance with such net worth requirement.

           6.        INDEMNIFICATION.

           6.1 INDEMNIFICATION BY SELLER. Without limiting any other indemnification set forth herein, Seller hereby agrees to indemnify and defend Buyer against and hold it harmless from any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by Buyer to the extent arising from any breach of any representation, warranty or covenant of the Seller contained in this Agreement. In addition, Seller hereby agrees to indemnify Buyer against all liability for reasonable legal, accounting and other fees and expenses directly attributable to any such indemnification.

           6.2 INDEMNIFICATION BY BUYER. Buyer shall indemnify and defend Seller against, and hold it harmless from, any loss, liability, claim, damage or expense (including reasonable legal fees and expenses) suffered or incurred by Seller to the extent arising from any breach of any representation, warranty or covenant of Buyer set forth herein or arising from the conduct of the business relating to the Assets after the Closing. In addition, Buyer agrees to indemnify Seller against all liability for reasonable legal, accounting and other fees and expenses directly attributable to any such indemnification.

           7. DURATION OF REPRESENTATIONS. The representations, warranties, covenants and indemnities in this Agreement and in any other document delivered in connection herewith (other than those with respect to the Taxes, which shall continue until the expiration of each statutory period of limitations), shall continue until the close of business on the date which is two (2) years following the Closing Date, unless the specific provision herein for which indemnification is sought has a longer duration.

           8.        CONFIDENTIAL INFORMATION.

           Each party agrees to maintain as confidential all information which is delivered to it by the other and agrees further not to disclose the same to any third party whatsoever or use any such information for any purpose except in connection with the implementation of the undertakings of the parties described herein, PROVIDED, HOWEVER, that the Seller may be required to release information concerning the transactions contemplated hereby in furtherance of its responsibilities as a publicly traded company.

           9. CLOSING. The Closing of the transactions contemplated hereby shall take place at the offices of Seller, 1000 Bridgeport Avenue, Shelton, Connecticut and shall occur on or about the tenth (10th) business day following the approval by the Seller's shareholders of the transactions contemplated and described by this agreement. If the Closing has not occurred on or prior to October 31, 2002, and the Buyer has not waived any conditions precedent, the obligation of Buyer to close the transactions contemplated hereby shall be null and void unless waived in writing by Buyer.



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           10.       CONDITIONS PRECEDENT TO CLOSING.

           (a) The obligation of Buyer to consummate the transactions contemplated herein and to perform its obligations hereunder on or prior to the Closing Date is, at the option of Buyer, subject to the following conditions, any or all of which may be waived by Buyer in whole or in part at or prior to the Closing:
                          (i) no action or proceeding shall have been instituted
                or threatened or claim or demand made against Buyer or Seller before any court or other governmental body, seeking to restrain or prohibit, or to obtain damages with respect to, the consummation of the transactions contemplated hereby, or which, if adversely determined to Buyer or Seller, might have a material adverse effect on the Assets or the business, operations or prospects of Buyer or Seller;
                          (ii) since March 31, 2002 there shall not have been
                any change, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Assets or the business of Seller or any suit, action or proceeding pending or threatened which, if adversely determined, would result in the loss of a material part of the Assets or would adversely affect Seller's business;
                           (iii) Seller shall deliver to Buyer a certificate of
                an officer of Seller stating that the transactions contemplated hereby have been approved by Seller's stockholders;
                          (iv) Seller shall deliver to Buyer a certificate
                executed by an authorized representative of Seller certifying that each of the representations, warranties and covenants of Seller herein shall be true and correct in all respects on the date hereof and on the Closing Date;
                          (v) The execution by the counterparties to the
                Contracts, the Lease and the constituent documents of the Affiliated Entities of consents to the transfer of each such contract, agreement or instrument to the Buyer, to the extent required;
                           (vi) Seller shall deliver to Buyer a certificate of
                an officer of Seller stating that the Seller's Board of Directors and shareholders have approved the transactions contemplated and described herein;


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

           (b) The obligation of Seller to consummate the transactions contemplated herein and to perform its obligations hereunder on and after the Closing Date is, at the option of the Seller, subject to the following conditions, any or all of which may be waived by Seller in whole or in part at or prior to the Closing:

                          (i) no action or proceeding shall have been instituted
                or threatened or claim or demand made against Buyer or Seller before any court or other governmental body, seeking to restrain or prohibit, or seeking to obtain damages with respect to, the consummation of the transactions contemplated hereby;
                          (ii) The Seller shall have received an appraisal from
                a qualified loan asset valuation company and a fairness opinion from an NASD registered Broker-Dealer confirming and certifying that the consideration to be paid by the Buyer for the Assets and the other terms and conditions of the transactions contemplated and described herein are fair and reasonable.
                          (iii) Upon consummation of the transactions
                contemplated and described herein, the Seller shall have, net of all costs, fees and expenses associated with such transactions and after provision for any obligations of the Seller arising prior to the Closing, excluding all cash derived from the sale of shares of the Company's Common Stock to the Investors, as set forth and described in the Stock Purchase Agreement, not less than One Million Two Hundred Fifty Thousand Dollars ($1,250,000).
                          (iv) The Contracts, Disclosed Liabilities, Taxes,
                Affiliated Entities, Lease and Employment Obligations shall have been terminated or assumed by Buyer or Buyer shall have indemnified and held Seller harmless with respect to same to Seller's reasonable satisfaction.

           11.       MISCELLANEOUS PROVISIONS.

           11.1 FURTHER ASSURANCES. Each party hereto agrees to execute and deliver such other documents, agreements or instruments and take such further action as may be reasonably requested by any other party hereto for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

           11.2 NOTICES. Any notices required or permitted hereunder shall be sufficiently given if in writing and personally delivered, by telecopy and confirmed by telephone, by nationally recognized overnight courier, or by certified or registered mail, postage prepaid, addressed as follows or to such other address as the parties shall have given notice of pursuant hereto:


                     (a)        If to the Seller:
                                The First Connecticut Capital Corporation
                                1000 Bridgeport Avenue
                                Shelton CT  06484

                                With a copy to:
                                Duane L. Berlin, Esq.
                                Lev & Berlin, P.C.
                                535 Connecticut Avenue
                                Norwalk, CT  06851


                     (b)        If to Buyer:
                                FCCC Holding Company, LLC
                                1000 Bridgeport Avenue
                                Shelton, CT 06484
                                Attention: Lawrence R. Yurdin, President

                                With a copy to:
                                Michael L. Goldman, Esquire
                                Goldman & Gruder, L.L.C.
                                200 Connecticut Avenue
                                Suite 2F
                                Norwalk, CT 06854



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All such notices shall be effective upon the earlier of receipt or, in the case of certified or registered mail, seven (7) days after depositing in the mail, postage prepaid, return receipt requested and addressed as shown above.

           11.3 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) represents the entire understanding and agreement between the parties with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the parties hereto. This Agreement supersedes all prior agreements and arrangements between the parties hereto and their affiliates.

           11.4 SUCCESSORS AND ASSIGNS; BENEFITS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and, except as otherwise provided below, their respective successors and assigns. Nothing contained in this Agreement or in any of the Schedules or Exhibits hereto is intended to create any rights in any person or entity that is not a party to this Agreement and no person or entity shall be deemed to be a third party beneficiary hereof or thereof.

           11.5 SECTION HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           11.6 APPLICABLE LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Connecticut, without regard to the principles thereof relating to conflicts of law. The parties hereto consent to the jurisdiction of the courts of the State of Connecticut and the United States District Court for the District of Connecticut.

           11.7 EXPENSES. Except as otherwise provided herein, the parties hereto shall pay their own respective fees and expenses, including without limitation, attorneys' fees.

           11.8 SEVERABILITY. If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.



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           11.9 PUBLICITY. Except as required by law or as part of Seller's responsibilities as a publicly traded corporation, none of the parties hereto shall issue any press release or make any other public statement or announcement relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior written approval of the other parties hereto to the contents and the manner of presentation and publication thereof. Notwithstanding the foregoing, after the Closing Buyer and/or Seller may issue any such release, statement or announcement as it reasonably deems appropriate.

           11.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Agreement may be executed by telecopied signatures with the same effect as original signatures.

           11.11 SCHEDULES AND EXHIBITS. All Schedules and Exhibits referenced herein are incorporated herein by reference and shall be initialed by both parties in order to be deemed an integral part of this Agreement. The contents of such Schedules and Exhibits are deemed to be disclosures to Buyer by Seller. In the event that any Schedule or Exhibit provided for herein is incomplete or has not been prepared by Seller and attached hereto as of the execution and delivery of this Agreement, it shall be a condition precedent to Closing that such Schedule or Exhibit shall be in form and substance reasonably satisfactory to Buyer.



           EXECUTED as of the date first indicated above:

FCCC HOLDING COMPANY, LLC                    THE FIRST CONNECTICUT CAPITAL
                                             CORPORATION

By:__________________________                By:_________________________
Its:                                         Its:








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